UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 16, 2020

AGEAGLE AERIAL SYSTEMS INC.

(Exact name of registrant as specified in charter)

Nevada	001-36492	88-0422242
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

117 S. 4th Street

Neodesha, Kansas 66757
(Address Of Principal Executive Offices) (Zip Code)

620-325-6363
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a Current Report on Form 8-K, filed on March 12, 2020, AgEagle Aerial Systems Inc. (the “Company”), announced that Mr. Barrett Mooney and Mr. Brett Chilcott would be resigning from their current roles, effective on May 5, 2020 (the “Transition Period”), and assuming new roles at the Company. At the time of the announcement, the Compensation Committee of the Board of Directors and each of Messrs. Mooney and Chilcott were in discussions about compensation during the Transition Period and thereafter. On April 16, 2020 the Compensation Committed agreed to the following terms:

Mr. Barrett Mooney:

●	March 6, 2020 through April 4, 2020 current salary and benefits;
●	$50,000 in cash. $25,000 of which was paid in a lump sum in April 2020, and the balance will be paid in equal installments over a six month period beginning on May 5, 2020;
●	Will remain eligible for bonuses of up to $15,000 as approved by the Board based upon certain revenue and operational targets;
●	Commencing May 5, 2020 in his role as Chairman, will receive (i) a quarterly grant of 16,500 stock options at the fair market value of the stock on the issuance date vesting over two years and exercisable for a period of five years and (ii) reimbursement for travel expenses; and
●	Will provide consulting services, as needed, at a fixed fee of $4,500 per month on a month-to-month basis plus reimbursement for travel expenses.

Mr. Bret Chilcott:

~~•~~	From May 5, 2020 through May 4, 2021, salary of $140,000 and benefits; and
~~•~~	After May 4, 2021, for a period of 12 months, will provide consulting services, as needed, at a fixed fee of $4,500 per month on a month-to-month basis plus reimbursement for travel expenses

2020 Executive Compensation Plan

The Compensation Committee also approved a 2020 Executive Compensation Plan for Nicole Fernandez-McGovern, the Chief Financial Officer and EVP of Operations, and the Chief Executive Officer to be hired. The Plan is as follows, with the Cash Bonus, Option and RSUs components to be dependent upon achieving certain to-be-determined financial and operational milestones:

	Chief Executive Officer	Chief Financial Officer/ EVP of Operations
Annual Salary	$250,000	$200,000
Cash Bonus	$50,000	$30,000
Stock Options (Quarterly Grants)	15,000	15,000
RSU	150,000	125,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Nicole Fernandez-McGovern
Name:	Nicole Fernandez-McGovern
Title:	Chief Financial Officer

Dated: April 20, 2020

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